Focused on improving care across the entire transplant patient journey The Transplant Company™ Corporate Presentation: January 2023 Exhibit 99.2

Safe Harbor Statement These slides and the accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of CareDx®, Inc. (together with its subsidiaries, “CareDx” or the “Company”), including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. CareDx has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that the Company has filed or may subsequently file with the U.S. Securities and Exchange Commission (the “SEC”). In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. CareDx undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in CareDx’s expectations. These slides and the accompanying oral presentation contain certain non-GAAP financial measures, which are provided to assist in an understanding of the business and performance of CareDx. These measures should always be considered only as a supplement to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix included in these slides for a reconciliation of the non-GAAP financial measures included in these slides and the accompanying oral presentation to the most directly comparable financial measures prepared in accordance with GAAP. Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.

Our Mission We are committed to improving long-term outcomes by providing innovative solutions throughout the entire transplant patient journey Our Vision The leading partner for the transplant ecosystem Your Partner in Transplant Care

Vision: The Leading Partner Across Transplant Centers

Example: US Centers

	HEART	KIDNEY	LUNG
Deep Center Penetration*	90%+ Centers Using HeartCare	75%+ Centers Using AlloSure	>60% Centers Using AlloSure
Clinical Partnerships**	60+ SHORE Centers	70+ KOAR/OKRA Centers	15+ ALAMO Centers/ Investigator Initiated Trials
Leadership Indicators**	> 1 in 2 Newly Transplanted Patients	1 in 3 Newly Transplanted Patients	1 in 4 Newly Transplanted Patients

CareDx®

* Center penetration based on UNOS listed transplant centers in 2022; does not include non-transplant hospitals: **Data on file.

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Mission: Connecting the Transplant Patient Journey Example: Kidney Patient Pre-Transplant Dialysis Referral / Waitlist for Tx High Resolution HLA matching Digital Products Peri-Tx Products Post-Transplant Surveillance “Liquid Biopsy” dd-cfDNA “AI” Risk Prediction Gene Expression Profiling (GEP) In Development Testing Services Digital Offerings Electronic Medical Records Quality Management Patient Care Medication Key Products # of Centers >90 >40 >100 Digital Platform Source: Data on file.

Strategy 1: Build Deep Ecosystem Moat Around Transplant Centers

"We are 100% Transplant Focused. Always."

TRANSPLANT CENTERS

TRANSPLANT ECOSYSTEM

1. Transplant Account Manager (TAM) — Medical Science Liaison (MSL)
2. Community Nephrology Team Transplant Account Specialists (TAS)
3. RemoTraC® Phlebotomy Field Lab Service Team (FLSR)
4. EMR Solutions: Epic, Ottr®, Cerner, TransChart®
5. Connecting with dialysis centers: TxAccess™
6. Transplant Coordinator Assistants — Patient Care Management Team

CareDx®

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Strategy 2: Build Leadership in the Ecosystem Building Blocks

Leadership across the patient journey

Post Transplant Biomarkers[1]	Medication Discharge[2]	Quality & Analytics[3]	Transplant focused App[4]	NGS HLA Typing[5]	Electronic Medical Records[6]	Transplant Patient Referrals[7]
CareDx is #1	**CareDx is #1**	**CareDx is #1**	**CareDx is #1**	**CareDx is #1**	**CareDx is #2**	**CareDx is #2**

Over 100,000 transplant patients have received a CareDx post-transplant surveillance test

1. 100K patients with CareDx biomarkers; 2. Based on number of centers with MAP; 3. Based on number of centers using XYN; 4. Based on number of downloads; 5. Data on file based on number of centers using NGS; 6. Based on number of centers with TransChart and OTTR EMRs; 7. Based on number of referrals in the system.

CareDx®

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Strategy 3: Build Across Multiple Transplants TAMs

Long-Term Plan	$12B+ TAM*
Build Pharma Partner Business With AlloSeq, AlloCell™, AlloHeme™…	~$5B+ TAM*
Establish the Digital Business AlloCare®, MedActionPlan®, Ottr®, XynQAPI®, XynCare®, TransChart®, Tx Access™, TxHero	~$1B+ TAM*
Expand Testing Products Business AlloSeq (cfDNA, Tx17, HCT) franchise	~$1B+ TAM*
Grow Testing Services Business $4B+ (Kidney, Heart), $1B+ (Liver, Lung)	~$5B+ TAM*

* Market sizing based on CareDx internal analysis

CareDx®
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Grow Beyond AlloMap Be All Things Transplant Develop Multiple Innovation Platforms Solid Organ Stem Cell Cell Transplant Therapy 2016 - 2020 2021 - 2025 2026 - Beyond CareDx’s Overall Strategic Roadmap: Be All Things Transplant Expand from the Center Advance Next Wave of Innovations Build other business lines

COVID Impacted Recent Market Volume Trends Source: UNOS Monthly Extended time for Recovery

Kidney Transplant Recovery Driven by Deceased Donors Source: UNOS Weekly Pre-COVID up to Q1, 2020 COVID no Vaccines (Vx) Vx to Omicron Early Recovery Stages

Potential for Transplant Volume Expected to Double in 5-10 Years* Drivers of Market Growth in 5 years+ Return to historical high single digit growth post COVID Incremental drivers Increase use of high risk and marginal organs Increase organs with perfusion and improved transport and tracking Increase transplants and post transplant from new Government Kidney Initiatives across Tx Rebound in living donors which is still below pre-COVID levels in Kidney * Internal estimates based on drivers

Q4, 2022 Financial and Operational Highlights

Financial Strength	Volume Growth	Revenues and collections	Coverage	Catalysts
Common stock buy back started Up to $50M approved over 2 years	47,700 Tests Up 3% sequentially and 14% y/y	$81.9-82.2M Up ~4% y/y Collections improving	ISHLT Guidelines published Support for AlloMap and AlloSure Heart	AMK and ASL in MolDx process UroMap On track AI Pipeline Focus

CareDx

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Continued Focus on Gross Margin Improvement Target

GAAP Gross Margin: FY21 = 67%, and YTD Q3, 2022 =65%
Non-GAAP Gross Margin* FY21 = 70%, and YTD Q3, 2022 =68%



~70%
Tx Pharmacy Acquisition
~68%
Private Payer Reimbursement
Lab Automation
Testing Volume
Multi-modality Reimbursement
75%+
FY 2021
YTD Q3, 2022
Target

*Non-GAAP measures shown have been adjusted for certain items that are described in the Appendix

CareDx®

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2023 Focus On The Three C’s - Catalysts, Coverage, Collections Drive Leadership into Solid Organ Transplants Pipeline Catalysts Leverage Best in Class Data and Clinical Utility and Guidelines Increasing Coverage Infrastructure built to address prior authorizations and denials/ appeals Improving Collections

Key Pipeline Catalysts Proven stable platform Signature has to be changed since discovery and NEJM. Other unstable approaches need to modify algorithm to fit current data Differentiated utility Rejection + BK Nephropathy Robust validation Clinical validation in multiple publications with NEJM as cornerstone Clinical value Complete solution for TCMR; early detection probability/ BKVN assessment Urine Tests Proven platform Built upon proven FDA cleared transplant gene-expression platform Differentiated utility Quantified result (versus yes/no) enables longitudinal use Robust validations Validated in multiple peer-reviewed publications Clinical value Results replicated in two independent large multi-center studies Immune status Gene-expression Source: Publications and data on file

Artificial Intelligence (AI) Core Part of Pipeline Development AlloView Adds Another layer of Utility to AlloSure Surveillance Prognostic algorithm (integrated >10 centers) Predictive algorithm (Integrated >10 centers) Incorporates Source: Publications and data on file

2023 Focus On The Three C’s - Catalysts, Coverage, Collections Drive Leadership into Solid Organ Transplants Pipeline Catalysts Leverage Best in Class Data and Clinical Utility and Guidelines Increasing Coverage Infrastructure built to address prior authorizations and denials/ appeals Improving Collections

Testing Services – ASP has not changed on Reimbursed Tests FLAT

Testing Services Payor Strategy to Increase Reimbursement

Situation: Increasing mix of Commercial Patients from New Launches Strategy

- + CN expansion — **Coverage and Guidelines**
- + AlloSure Lung (ASL) — **Discussions with MolDx**
- ASH — **Focus on ISHLT Guidelines**
- MA — **Improve Collections**

- + AlloSure Heart (ASH)
- + Medicare Advantage (MA)

52%
End 2020

62%
End 2021

67%
Q3, 2022

2023 Plan

% Commercial Volume
Increase in payer mix

CareDx®

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Significant Opportunity from Increased Coverage with Non-Reimbursed Tests (of > $180M*) *potential opportunity based on ASP of $2500 on all unpaid tests; ** Estimated >$180M

Strong Payor Coverage is Core Part of the Business Model

	Launch	Patient Coverage		Total
		CMS	Commercial (inc. MA)	Current Coverage
Strong Payor Coverage				
AlloMap Heart	**2005**	**~25%**	**>50%**	**>75%**
AlloSure Kidney	**2017**	**~60%**	**>10%**	**>70%**
Early in Coverage Cycle				
AlloSure Heart	**2020**	**~25%**	**1-5%**	**~25-30%**
AlloSure Lung	**2021**	*NA**	**1-5%**	**~1-5%**
Upcoming Catalysts				
AlloMap Kidney	**Pipeline**	*NA***	**NA**	**NA**
UroMap	**Pipeline**	*NA***	**NA**	**NA**

CareDx®

**Projected patient pool if covered by MolDx of 25%; ** Projected patient pool if covered by MolDx of 60%; the remainder would be commercial pool*

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2023 Focus On The Three C’s - Catalysts, Coverage, Collections Drive Leadership into Solid Organ Transplants Pipeline Catalysts Leverage Best in Class Data and Clinical Utility and Guidelines Increasing Coverage Infrastructure built to address prior authorizations and denials/ appeals Improving Collections

Record Cash Collection in Q4,2022 Primarily driven by Commercial Payers H1, 2022 Investments in infrastructure scale are starting to show in the cash ramp collected esp. in Q4, 2022 2022 vs 2021 2022 Improving Qtr by Qtr Scaling infrastructure

2023 Summary

Potential milestones

Catalysts

Potential launches: AlloMap Kidney and UroMap

Coverage

Lung: MolDx discussions

Heart: Start ISHLT guidelines pull through (H1) and ramp in H2

Kidney: Work on Kidney Guidelines, publications, data for coverage and Continue ramp of regional Kidney plans

Collections

Commercial Collections key focus for pull through with new coverage

Commercial Collection catch up with Medicare Advantage Collections

Path to adjusted EBITDA profitability in H1	Ongoing adjusted EBITDA profitability in H2

CareDx®

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Appendix

Reconciliation of Non-GAAP Gross Margin FY 2018 FY 2019 FY 2020 FY 2021 Q1 2022 Q2 2022 Q3 2022 Revenue 76.6 127.1 192.2 296.4 79.4 80.6 79.4 GAAP Cost of Revenue 33.0 45.5 63.1 97.4 26.9 27.5 28.3 GAAP Gross Profit 43.6 81.6 129.1 199.0 52.5 53.1 51.1 GAAP Gross Margin % 57% 64% 67% 67% 66% 66% 64% Non-GAAP Expense: Stock-based compensation expense (0.8) (2.2) (2.3) (3.7) (0.4) (1.4) (1.1) Acquisition related amortization of purchased intangibles (2.2) (2.4) (3.3) (3.9) (1.0) (1.0) (1.0) Non-GAAP Cost of Revenue 30.0 40.9 57.5 89.8 25.5 25.2 26.2 Non-GAAP Gross Profit 46.6 86.3 134.7 206.6 53.9 55.5 53.1 Non-GAAP Gross Margin % 61% 68% 70% 70% 68% 69% 67% in Millions (except %)